PROJECT IMPACTS PROJECTS

(1984–PRESENT*)

$44.2B	$18.5B	$5.8B
total economic	personal income including wages	tax revenues
benefits	and benefits, with $9.4 billion	($1.9 billion state/local
	for construction workers	and $3.9 billion federal)

201.2M	225.6K	126.4K
hours of on-site union	total jobs generated	housing and healthcare units
construction work created	across communities	nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey

President, North America’s Building Trades Unions

Trustee, AFL-CIO Housing Investment Trust

*Job and economic impact figures are estimates calculated using IMPLAN, an input -output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers	856	1,722,710
Bricklayers (including tile setters)	6,208	12,486,380
Carpenters	18,158	36,564,830
Cement Masons	3,759	7,491,770
Electrical Workers	15,196	30,545,500
Elevator Constructors	775	1,554,670
Insulators	1,245	2,504,380
Ironworkers	2,785	5,601,170
Laborers	13,265	26,656,400
Operating Engineers	3,614	7,262,480
Other	7,338	14,747,250
Painters	7,873	15,829,240
Plumbers	11,026	22,164,830
Roofers	3,242	6,520,700
Sheet Metal Workers	3,185	6,402,930
Teamsters	1,554	3,124,770
Grand Total	100,079	201,180,010

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.